Exhibit 10.38

EXECUTION COPY

SECOND AMENDMENT TO COMMERCIAL AGREEMENT

Reference is made to that certain Commercial Agreement, dated as of July 29, 2011, as amended on December 14, 2011 (the “Commercial Agreement”), by and between Alibaba Group Holding Limited (“Recipient”), on the one hand, and 浙江蚂蚁小微金融服务集团有限公司 (Zhejiang Ant Small and Micro Financial Services Group Co., Ltd. (formerly known as 浙江阿里巴巴电子商务有限公司 (Zhejiang Alibaba E-Commerce Co., Ltd.)) (“HoldCo”) and 支付宝（中国）网络技术有限公司 (Alipay.com Co., Ltd.) (“Provider”), on the other hand (HoldCo, Provider and Recipient are sometimes referred to herein individually as a “Party” and collectively as the “Parties”).

WHEREAS, the Parties are parties to a Framework Agreement, dated as of July 29, 2011, as amended (the “Framework Agreement”) by and among the Parties and the other parties named therein, setting forth the Parties’ agreements for the Provider’s independent pursuit of the Business (as defined in the Framework Agreement) under the ownership of HoldCo and other matters;

WHEREAS, in connection with and upon the execution of the Framework Agreement, the Parties entered into the Commercial Agreement;

WHEREAS, the Parties entered into that certain Share and Asset Purchase Agreement, dated as of August 12, 2014 (the “Purchase Agreement”) by and among the Parties and the other parties named therein; and

WHEREAS, in connection with and upon the execution of the Purchase Agreement, the Framework Agreement was terminated, and in connection with such termination, the Parties now desire to make certain amendments to the Commercial Agreement.

NOW THEREFORE, the Parties hereby agree to amend the Commercial Agreement as follows:

1.	Section 1.2 is deleted in its entirety and replaced with the following:

“‘Actions’ means all actions, consents, determinations, decisions, directions, approvals, enforcement of rights, authorizations, registrations, declarations and filings specified in such agreements to be taken by, or with the unanimous approval of, the Independent Directors.”

2.	Section 1.24 is deleted in its entirety and replaced with the following:

“‘Final Payment Date’ means the earlier of (a) the date upon which the Issuance Percentage (as defined in the Purchase Agreement) is 100% and (b) the date upon which the Secured Obligations (as defined in the Purchase Agreement) have been satisfied and discharged in full.”

3.	Section 1.30 is deleted in its entirety and replaced with the following:

“‘Independent Directors’ means (i) prior to an initial public offering of Recipient, the Yahoo Designee and the SoftBank Designee (each as defined in the New Shareholders’ Agreement by and among Recipient, Yahoo! Inc., SoftBank Corp., the Management Members (as defined therein) and certain other shareholders of the Company (as defined therein), dated as of September 18, 2012), and (ii) following an initial public offering of Recipient, the Alibaba Independent Committee (as defined in the Purchase Agreement).”

4.	The following is inserted as a new Section 1.34:

“‘Intellectual Property License and Software Technology Services Agreement’ means the Amended and Restated Intellectual Property License and Software Technology Services Agreement, dated August 12, 2014, by and among, HoldCo, Provider and Recipient.”

5.	Section 1.34 through Section 1.36 shall be renumbered as Section 1.35 through Section 1.37, respectively.

6.	The following is inserted as a new Section 1.38:

“‘Liquidity Event’ has the meaning set forth in the Purchase Agreement.”

7.	The following is inserted as a new Section 1.39:

“‘Liquidity Event Payment’ has the meaning set forth in the Purchase Agreement.”

8.	Section 1.37 through Section 1.51 shall be renumbered as Section 1.40 through Section 1.54, respectively.

9.	The following is inserted as a new Section 1.55:

“‘Purchase Agreement’ means the Share and Asset Purchase Agreement, dated as of August 12, 2014, by and among Recipient, Holdco and the other parties named therein.”

10.	Section 1.52 through Section 1.66 shall be renumbered as Section 1.56 through Section 1.70, respectively.

11.	The following is inserted as a new Section 1.71:

“‘Shared Services Agreement’ means the Amended and Restated Shared Services Agreement, dated August 12, 2014, by and between Recipient and HoldCo.”

12.	Section 1.76 is deleted in its entirety and replaced with the following:

“‘Transaction Documents’ has the meaning set forth in the Purchase Agreement.”

13.	Sections 1.67 through Section 1.80 shall be renumbered Section 1.72 through Section 1.85.

14.	In Section 3.2, the words “(as defined in the Framework Agreement)” are deleted in their entirety.

15.	In Section 10.1, the words “(as defined in the Framework Agreement)” are deleted in their entirety.

16.	Schedule 2.1 is deleted in its entirety and replaced with Annex A attached hereto.

17.	In Section 3(b) of Schedule 7.1, the words “Approved Feed Rate” are deleted in their entirety and replaced with the words “Approved Fee Rate.”

18.	In Section 3(c) of Schedule 7.1, the words “Section 7.09 of the Framework Agreement” are deleted in their entirety and replaced with the words “Section 9.2 of the Purchase Agreement.”

19.	Section 6(d)(i) of Schedule 7.1 is deleted in its entirety and replaced with the following:

“(i) If an Impact Payment is due in connection with an IPO that constitutes a Liquidity Event, then such Impact Payment shall be made pursuant to Section 2.5(b) of the Purchase Agreement.”

20.	In Section 6(d)(ii) of Schedule 7.1, (a) the words “or a Later Event” are deleted in their entirety and (b) the words “Transaction Expenses (as defined in the Framework Agreement)” are deleted in their entirety and replaced with the words “Liquidity Event Transaction Expenses (as defined in the Purchase Agreement).”

21.	In Section 6(d)(iii) of Schedule 7.1, (a) the words “or a Later Event” are deleted in their entirety and (b) the words “Transaction Expenses” are deleted in their entirety and replaced with the words “Liquidity Event Transaction Expenses.”

Nothing in this Amendment is intended to, nor shall it modify, the Commercial Agreement in any manner other than as specifically provided herein and all other terms and conditions shall remain in full force and effect. Section 16.12 of the Commercial Agreement is incorporated herein by reference.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF the Parties hereto have executed this amendment by persons duly authorized as of the date and year first above written.

Alibaba Group Holding Limited

By:	/s/ Masayoshi Son
Name: Masayoshi Son
Title: Director

Alibaba Group Holding Limited

By:	/s/ Jacqueline Reses
Name: Jacqueline Reses
Title: Director

浙江蚂蚁小微金融服务集团有限公司
Zhejiang Ant Small and Micro Financial Services Group Co., Ltd.

Seal:	/s/ Peng Lei
Name: Peng Lei
Title: Legal Representative

支付宝（中国）网络技术有限公司
Alipay.com Co., Ltd.

Seal:	/s/ Peng Lei
Name: Peng Lei
Title: Legal Representative

[Signature Page to Second Amendment to Commercial Agreement]

Annex A

Schedule 2.1

RECIPIENT PARTIES

No.	Name of Legal Entity of the Recipient Party	Business Name

Primary Domain Names (including any successor web sites to the following,

and sub-domain names to the Primary Domain Names and successor web sites)

The Domain Names listed in this Schedule 2.1 are provided for illustrative purposes only and shall in no way limit Provider’s obligation to provide the Services to Recipient Parties pursuant to Section 2 and as otherwise set forth in this Agreement or the sites in connection with which Recipient Parties may use Services.

1.	阿里巴巴（中国）网络技术有限公司/杭州阿里巴巴广告有限公司	中文站	china.alibaba.com; http://china.alibaba.com/ 1688.com; http://www.1688.com/ alibaba.com.cn; http://www.alibaba.com.cn/
2.	Alibaba.com Hong Kong Limited/阿里巴巴（中国）网络技术有限公司	国际站	alibaba.com; http://www.alibaba.com/ alibaba.co.uk; http://www.alibaba.co.uk/ uk.alibaba.com; http://uk.alibaba.com/
3.	杭州阿里巴巴广告有限公司/阿里巴巴（中国）网络技术有限公司/Alibaba.com Singapore E-Commerce Private Limited/Alibaba.com Hong Kong Limited	速卖通	aliexpress.com; http://www.aliexpress.com/

4.	阿里巴巴通信技术（北京）有限公司	万网	net.cn; http://www.net.cn/

5.	阿里巴巴通信技术（北京）有限公司	阿里通信	Aliqin.cn: http://www.aliqin.cn/ Aliqin.tmall.com; http//www.aliqin.tmall.com
6.	阿里巴巴（中国）软件有限公司/阿里巴巴(中国)软件有限公司	阿里软件	alisoft.com; http://www.alisoft.com/
7.	阿里巴巴(中国)教育科技有限公司/杭州阿里科技有限公司	淘宝大学	alibado.com; http://www.alibado.com/ www.daxue.taobao.com http:// daxue.taobao.com
8.	淘宝(中国)软件有限公司/浙江淘宝网络有限公司	淘宝网	taobao.com; http://www.taobao.com/ taobao.com.cn; http://www.taobao.com.cn/ taobao.cn; http://www.taobao.cn/ taobao.org; http://www.taobao.org/ tb.cn
9.	浙江天猫技术有限公司/浙江天猫网络有限公司	天猫	tmall.com; http://www.tmall.com/ juhuasuan.com / ju.tmall.com
10.	淘宝(中国)软件有限公司/杭州阿里科技有限公司（淘宝客软件产品） 浙江淘宝网络有限公司/杭州阿里科技有限公司（如意投软件产品）	阿里妈妈	alimama.com; http://www.alimama.com/ alimama.cn; http://www.alimama.cn/
11.	华数淘宝数字科技有限公司	淘花网	taohua.com; http://www.taohua.com/
12.	淘宝(中国)软件有限公司/浙江淘宝网络有限公司	一淘网	etao.com; http://www.etao.com/
13.	湖南快乐淘宝文化传播有限公司	嗨淘网	hitao.com; http://www.hitao.com/

14.	浙江口碑网络技术有限公司/杭州口口相传网络技术有限公司	口碑网	koubei.com; http://www.koubei.com/ koubei.cn; http://www.koubei.cn/
15.	阿里云计算有限公司	阿里云	aliyun.com; http://www.aliyun.com/ manyi.taobao.com
16.	杭州阿里会展有限公司	阿里会展	alihz.com; http://www.alihz.com/ e-businessmen.org; http://www.e-businessmen.org/
17.	浙江阿里巴巴小额贷款股份有限公司/浙江融信技术有限公司	阿里小贷	aliloan.com; http://www.aliloan.com/
18.	阿里巴巴（中国）网络技术有限公司/杭州阿里巴巴广告有限公司	天下网商	wshang.com; http://www.wshang.com/ ws.1688.com; http://ws.1688.com/
19.	浙江天下网商网络传媒有限公司	商闻通	newstong.com.cn; http://newstong.com.cn/
20.	阿里巴巴（中国）网络技术有限公司/杭州阿里巴巴广告有限公司	国际展览产业联盟	expo-ieia.com; http://www.expo-ieia.com/
21.	杭州阿里巴巴网货贸易有限公司	Alicool网络旗舰店	alicool.net; http://www.alicool.net/
22.	淘宝(中国)软件有限公司/浙江淘宝网络有限公司	淘网址	tao123.com; http://www.tao123.com/
23.	淘宝(中国)软件有限公司/浙江淘宝网络有限公司	淘日本	japan.taobao.com; http://japan.taojapan.com/
24.	河北慧眼医药科技有限公司	95095医药	http://yao.95095.com; www.95095.com
25.	淘宝中国控股有限公司 Taobao China Holding Limited	天猫国际	www.tmall.hk
26.	淘宝(中国)软件有限公司/浙江淘宝网络有限公司	淘宝海外	tw.taobao.com (www.taobao.com.tw) hk.taobao.com(www.taobao.com.hk) sea.taobao.com www.taobao.com
27.	淘宝(中国)软件有限公司/浙江淘宝网络有限公司	闲鱼	Xianyu.mobi